                                      LOGO

                         ------------------------------

                                   PROSPECTUS
                         ------------------------------

                                      LOGO


                              CLASS A AND CLASS B



                                February 1, 1997

                              STAGECOACH FUNDS(R)

                         STAGECOACH LIFEPATH(TM) FUNDS

                           CLASS A AND CLASS B SHARES



  The LIFEPATH FUNDS consist of five asset allocation funds (the "LifePath Funds") offered by Stagecoach Trust (the "Trust"), an open-end, management investment company. By this Prospectus, the Trust is offering Class A (formerly, Retail Class) and Class B shares of the LifePath Funds. The LifePath Funds seek to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons.



  Investors are encouraged to select a particular LifePath Fund based on the decade of their anticipated retirement or when they anticipate beginning to withdraw substantial portions of their investment.



  - LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.



  - LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.



  - LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.



  - LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.



  - LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.



  Please read this Prospectus before investing and retain it for future reference. It sets forth concisely information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") dated February 1, 1997 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. For a free copy, write to the Trust c/o Wells Fargo Bank, N.A. - Stagecoach Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066, or call 1-800-222-8222. The SAI and other information is available on the SEC's Web site (http://www.sec.gov). If you hold shares in an IRA, please call 1-800-BEST-IRA (1-800-237-8472) for information or assistance.



FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY WELLS FARGO BANK, N.A. ("WELLS FARGO BANK"), BARCLAYS GLOBAL FUND ADVISORS ("BGFA") OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC"), THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                       PROSPECTUS DATED FEBRUARY 1, 1997


                                                                      PROSPECTUS

  EACH FUND INVESTS ALL OF ITS ASSETS IN A SEPARATE SERIES (EACH, A "MASTER PORTFOLIO") OF MASTER INVESTMENT PORTFOLIO ("MIP"), ANOTHER INVESTMENT COMPANY, RATHER THAN IN A PORTFOLIO OF SECURITIES. EACH MASTER PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND BEARING THE CORRESPONDING NAME. THEREFORE, EACH FUND'S INVESTMENT EXPERIENCE CORRESPONDS DIRECTLY WITH THE RELEVANT MASTER PORTFOLIO'S INVESTMENT EXPERIENCE. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MASTER PORTFOLIOS.



BGFA SERVES AS EACH MASTER PORTFOLIO'S INVESTMENT ADVISER AND, TOGETHER WITH ITS
 AFFILIATES, PROVIDES OTHER SERVICES FOR WHICH IT IS COMPENSATED. STEPHENS INC.
     ("STEPHENS"), WHICH IS NOT AFFILIATED WITH BGFA, SERVES AS THE TRUST'S
           CO-ADMINISTRATOR AND AS DISTRIBUTOR OF EACH FUND'S SHARES.


PROSPECTUS

                               TABLE OF CONTENTS
                                    -------

SUMMARY OF FUND EXPENSES                                                       1


FINANCIAL HIGHLIGHTS                                                           4



DESCRIPTION OF THE FUNDS                                                       6



    GENERAL                                                                    6



    INVESTMENT OBJECTIVES                                                      6



    MANAGEMENT POLICIES                                                        7



    RISK CONSIDERATIONS                                                       13



MANAGEMENT OF THE FUNDS                                                       16



HOW TO BUY SHARES                                                             21



HOW TO REDEEM SHARES                                                          31



EXCHANGE PRIVILEGE                                                            35



DIVIDENDS AND DISTRIBUTIONS                                                   37



TAXES                                                                         38



PERFORMANCE INFORMATION                                                       39



GENERAL INFORMATION                                                           40


APPENDIX                                                                     A-1

                                                                      PROSPECTUS

                            SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


                        SHAREHOLDER TRANSACTION EXPENSES


                                 CLASS A SHARES



                               LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                               2000 FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
                               ---------   ---------   ---------   ---------   ---------
Maximum Sales Charge on
  Purchases (as a percentage
  of offering price)..........    None       4.50%       4.50%       4.50%       4.50%
Maximum Sales Charge on
  Reinvested
  Dividends...................    None        None        None        None        None
Maximum Sales Charge on
  Redemptions.................    None        None        None        None        None
Exchange Fees.................    None        None        None        None        None


                         ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                               LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                               2000 FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
                               ---------   ---------   ---------   ---------   ---------
Management Fees (1)...........    .55%        .55%        .55%        .55%        .55%
12b-1 Fees....................    .25%        .25%        .25%        .25%        .25%
Other Expenses................    .40%        .40%        .40%        .40%        .40%
TOTAL FUND OPERATING
  EXPENSES....................   1.20%       1.20%       1.20%       1.20%       1.20%


---------------


  (1) A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution
      Plan that does not result in additional expenses to the Funds or Master
      Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
  EXAMPLE OF EXPENSES
  An investor would pay the following expenses on a $1,000 investment in Class A shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                               LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                              2000 FUND   2010 FUND   2020 FUND   2030 FUND   2040 FUND
                              ---------   ---------   ---------   ---------   ---------
         1 YEAR.............    $  12       $  57       $  57       $  57       $  57
         3 YEARS............    $  38       $  81       $  81       $  81       $  81
         5 YEARS............    $  66       $ 108       $ 108       $ 108       $ 108
        10 YEARS............    $ 145       $ 184       $ 184       $ 184       $ 184
-----------------------------------------------------------------------------------------


                                        1                             PROSPECTUS

--------------------------------------------------------------------------------

                        SHAREHOLDER TRANSACTION EXPENSES


                                 CLASS B SHARES



                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                          2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                          ---------   ---------   ---------   ---------
Maximum Sales Charge on Purchases (as a
  percentage of offering price)..........    None        None        None        None
Maximum Sales Charge on Reinvested
  Dividends..............................    None        None        None        None
Maximum Sales Charge on Redemptions......   5.00%       5.00%       5.00%       5.00%
Exchange Fees............................    None        None        None        None



                         ANNUAL FUND OPERATING EXPENSES


                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                          2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                          ---------   ---------   ---------   ---------
Management Fees (1)......................    .55%        .55%        .55%        .55%
12b-1 Fees...............................    .75%        .75%        .75%        .75%
Other Expenses...........................    .40%        .40%        .40%        .40%
                                          ---------   ---------   ---------   ---------
TOTAL FUND OPERATING EXPENSES............   1.70%       1.70%       1.70%       1.70%


---------------


  (1) A portion of these fees is covered by a "defensive" Rule 12b-1 Distribution Plan that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds -- MIP 12b-1 Plan" for further information.)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                         2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                         ---------   ---------   ---------   ---------
         1 YEAR........................    $  67       $  67       $  67       $  67
         3 YEARS.......................    $  84       $  84       $  84       $  84
         5 YEARS.......................    $ 112       $ 112       $ 112       $ 112
        10 YEARS.......................    $ 176       $ 176       $ 176       $ 176
  An investor would pay the following expenses on a $1,000 investment in Class B shares of a Fund, assuming (1) 5% annual return and (2) no redemption:



                                          LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                                         2010 FUND   2020 FUND   2030 FUND   2040 FUND
                                         ---------   ---------   ---------   ---------
         1 YEAR........................    $  17       $  17       $  17       $  17
         3 YEARS.......................    $  54       $  54       $  54       $  54
         5 YEARS.......................    $  92       $  92       $  92       $  92
        10 YEARS.......................    $ 176       $ 176       $ 176       $ 176
  ------------------------------------------------------------------------------------



EXPLANATION OF TABLES



  The purpose of the foregoing tables is to help a shareholder understand the various costs and expenses that an investor in a Fund will bear directly or indirectly. The foregoing tables reflect expenses at both the Fund and Master Portfolio levels. The tables do not reflect any charges that may be imposed by Wells Fargo Bank or other shareholder servicing agents directly on customer accounts in connection with an investment in a Fund. Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").



  SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of a Fund's Class A shares


PROSPECTUS                              2
and may be subject to a contingent-deferred sales charge on a Fund's Class B shares if you redeem such shares within a specified period. The Trust reserves the right to impose a charge for wiring redemption proceeds. In certain instances you may qualify for a reduction or waiver of the front-end sales charge. There are no other sales charges, exchange fees or redemption fees. See "How to Buy Shares".



  ANNUAL FUND OPERATING EXPENSES for Class A shares are based on each Fund's actual expenses for the fiscal year ended February 29, 1996. The amounts shown under "Management Fees" and "12b-1 Fees" for Class B shares are based on contract amounts. The amounts shown under "Other Expenses" for the Class B shares are based or estimated amounts expected to be in effect for the current fiscal year. BGFA, Wells Fargo Bank and Stephens at their sole discretion may waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, a Fund or Master Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."



  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over stated periods, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or expected performance of a Fund nor a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown.



  With regard to the combined fees and expenses of the Funds and their corresponding Master Portfolios, the Trust's Board of Trustees has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Trust's Board of Trustees believes that the aggregate per share expenses of each Fund will not be more than the expenses incurred if the Fund invested directly in the type of securities held by its corresponding Master Portfolio. The Company's Board of Directors believes that if other investors invest their assets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger assets base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.



  The Trust is currently authorized to issue a third class of LifePath shares -- the Institutional Class shares -- which are no longer offered for sale or in connection with the Trust's dividend reinvestment plan. In addition, each Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and corresponding returns of these other funds may differ from the expenses and returns of the shares described herein. Information regarding these and any other investment options in the Funds or the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691. For additional information, see "Description of the Funds -- Master/Feeder Structure."


                                        3                             PROSPECTUS

                              FINANCIAL HIGHLIGHTS


  The following information has been derived from the Financial Highlights of the Class A shares in the Funds' financial statements for the fiscal year ended February 29, 1996. The financial statements are incorporated by reference into the SAI for the Funds. The financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated April 12, 1996 also is incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 annual financial statements and notes thereto. The unaudited information has been derived from the Financial Highlights of the Class A shares in the Funds' Semi-Annual Report for the six months ended August 31, 1996. Financial information is not provided for the Class B shares because the Class B shares were not offered during the periods presented.



                        FOR A CLASS A SHARE OUTSTANDING



                                LIFEPATH 2000 FUND                       LIFEPATH 2010 FUND                LIFEPATH 2020 FUND
                      ---------------------------------------  ---------------------------------------  -------------------------
                      (UNAUDITED)                              (UNAUDITED)                              (UNAUDITED)
                      SIX MONTHS                               SIX MONTHS                               SIX MONTHS
                         ENDED      YEAR ENDED    YEAR ENDED      ENDED      YEAR ENDED    YEAR ENDED      ENDED      YEAR ENDED
                      AUGUST 31,   FEBRUARY 29,  FEBRUARY 28,  AUGUST 31,   FEBRUARY 29,  FEBRUARY 28,  AUGUST 31,   FEBRUARY 29,
                         1996          1996          1995         1996          1996          1995         1996          1996
                      -----------  ------------  ------------  -----------  ------------  ------------  -----------  ------------
Net Asset Value,
 beginning of
 period...............   $ 10.64     $   9.92      $  10.00      $ 11.42      $   9.99      $  10.00     $   11.98     $  10.17
                         -------     --------      --------      -------      --------      --------     ---------     --------
Income from investment
 operations:
 Net investment
   income.............      0.21         0.40          0.34         0.17          0.32          0.34          0.15         0.27
 Net realized and
   unrealized
   gain/(loss) on
   investments........     (0.18)        0.86         (0.14)       (0.07)         1.58         (0.02)        (0.03)        2.03
                         -------     --------      --------      -------      --------      --------     ---------     --------
Total from investment
 operations...........      0.03         1.26          0.20         0.10          1.90          0.32          0.12         2.30
Less distributions:
 Dividends from net
   investment
   income.............     (0.20)       (0.41)        (0.27)       (0.16)        (0.33)        (0.28)        (0.14)       (0.28)
 Distributions from
   net realized
   capital gains......     (0.03)       (0.13)        (0.01)       (0.02)        (0.14)        (0.05)        (0.04)       (0.21)
                         -------     --------      --------      -------      --------      --------     ---------     --------
Total Distributions...     (0.23)       (0.54)        (0.28)       (0.18)        (0.47)        (0.33)        (0.18)       (0.49)
                         -------     --------      --------      -------      --------      --------     ---------     --------
Net Asset Value, end
 of Period............   $ 10.44     $  10.64      $   9.92      $ 11.34      $  11.42      $   9.99     $   11.92     $  11.98
                         =======     ========      ========      =======      ========      ========     =========     ========
Total Return (not
 annualized)..........      0.34%       12.98%         2.10%        0.88%        19.40%         3.31%         0.96%       22.94%
Ratios/Supplemental
 Data:
 Net assets, end of
   period (000).......   $87,537     $100,070      $ 54,617      $71,246      $ 67,178      $ 36,764     $ 127,975     $122,488
 Number of shares
   outstanding, end of
   period (000).......     8,388        9,406         5,503        6,281         5,883         3,679        10,733       10,224
Ratios to average net
 assets
 (annualized)(1):
 Ratio of expenses to
   average net
   assets.............      1.20%        1.20%         1.20%        1.20%         1.20%         1.20%         1.20%        1.20%
 Ratio of net
   investment income
   to average net
   assets.............      3.91%        4.00%         4.62%        3.06%         3.06%         4.40%         2.42%        2.45%
Portfolio
 Turnover(2)..........        56%          84%           17%          53%           39%           24%           40%          49%


---------------------


(1) These ratios include expenses charged to the Master Portfolio.


(2) The portfolio turnover rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.


                                                                     (Continued)

PROSPECTUS                              4

                                 LIFEPATH              LIFEPATH 2030 FUND                       LIFEPATH 2040 FUND
                                2020 FUND    ---------------------------------------  ---------------------------------------
                               ------------  SIX MONTHS                               SIX MONTHS
                                YEAR ENDED      ENDED      YEAR ENDED    YEAR ENDED      ENDED      YEAR ENDED    YEAR ENDED
                               FEBRUARY 28,  AUGUST 31,   FEBRUARY 29,  FEBRUARY 28,  AUGUST 31,   FEBRUARY 29,  FEBRUARY 28,
                                   1995         1996          1996          1995         1996          1996          1995
                               ------------  -----------  ------------  ------------  -----------  ------------  ------------
                                             (UNAUDITED)                              (UNAUDITED)
Net Asset Value, beginning of
 period.......................   $  10.00      $ 12.34      $  10.17      $  10.00     $   12.84     $  10.37      $  10.00
                                 --------      -------      --------      --------     ---------     --------      --------
Income from investment
 operations:
 Net investment income........       0.28         0.12          0.21          0.26          0.09         0.15          0.18
 Net realized and unrealized
   gain/(loss) on
   investments................       0.12         0.01          2.45          0.13          0.17         2.82          0.34
                                 --------      -------      --------      --------     ---------     --------      --------
Total from investment
 operations...................       0.40         0.13          2.66          0.39          0.26         2.97          0.52
Less distributions:
 Dividends from net investment
   income.....................      (0.23)       (0.11)        (0.22)        (0.22)        (0.08)       (0.16)        (0.15)
 Distributions from net
   realized capital gains.....       0.00        (0.03)        (0.27)         0.00         (0.06)        0.34          0.00
                                 --------      -------      --------      --------     ---------     --------      --------
Total Distributions...........      (0.23)       (0.14)        (0.49)        (0.22)        (0.14)       (0.50)        (0.15)
                                 --------      -------      --------      --------     ---------     --------      --------
Net Asset Value, end of
 Period.......................   $  10.17      $ 12.33      $  12.34      $  10.17     $   12.96     $  12.84      $  10.37
                                 ========      =======      ========      ========     =========     ========      ========
Total Return (not
 annualized)..................       4.12%        1.11%        26.53%         4.03%         2.01%       28.91%         5.26%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)......................   $ 66,036      $84,400      $ 83,012      $ 41,153     $ 155,478     $142,738      $ 56,737
 Number of shares outstanding,
   end of
   period (000)...............      6,494        6,846         6,728         4,045        11,994       11,114         5,472
Ratios of average net assets
 (annualized)(1):
 Ratio of expenses to average
   net assets.................       1.20%        1.20%         1.20%         1.20%         1.20%        1.20%         1.20%
 Ratio of net investment
   income to average net
   assets.....................       3.64%        1.93%         1.92%         3.35%         1.35%        1.29%         2.35%
Portfolio Turnover(2).........         28%          31%           39%           40%           33%          29%            5%


---------------------


(1) These ratios include expenses charged to the Master Portfolio.


(2) The portfolio turnover rate reflects activity by the Master Portfolio. For the year ended February 28, 1995, the Master Portfolio was audited by other auditors.


                                        5                             PROSPECTUS

                            DESCRIPTION OF THE FUNDS

GENERAL

  Each LifePath Fund offers Class A shares and the LifePath 2010, 2020, 2030 and 2040 Funds also offer Class B shares. The classes have identical rights with respect to the series of which they are a part, except that there are certain matters which affect one class but not another. Currently, there is a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and the Class B shares. On any matter applicable to one class and not another, the shareholders of the affected class vote as a class. Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. See "General Information" in this Prospectus for a description of the Master Portfolios.



INVESTMENT OBJECTIVES


  Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. Specifically:


  - LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  - LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  - LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  - LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  - LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. Each Master Portfolio's investment objective, which is the same as the corresponding Fund's, cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Master Portfolio's outstanding voting interests. Shareholders of a Fund that invests in a Master Portfolio are provided the opportunity to vote on any proposed change to such Master Portfolio's investment objective, and that Fund will vote on any such proposal in proportion to the votes received from Fund shareholders. See "General" above. The differences in objectives and policies among the Master Portfolios determine the types of portfolio securities in which each Master Portfolio invests and can be expected to affect the degree of risk to which each Master Portfolio, and, therefore, the corresponding Fund, is subject and the performance of each Master Portfolio and Fund.

PROSPECTUS                              6

MANAGEMENT POLICIES

  Each Fund invests all of its assets in the Master Portfolio bearing the corresponding name, which has the same investment objective as the Fund. A Fund may withdraw its investment in the relevant Master Portfolio at any time, provided that the Trust's Board of Trustees determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Trust's Board of Trustees would consider what action should be taken, including investing all of such Fund's assets in another pooled investment entity having the same investment objective as the Fund, or retaining an investment adviser to manage such Fund's assets in accordance with the policies described below.



  The following is a discussion of the management policies used by each Fund. Although each Fund invests in a Master Portfolio which in turn invests directly in securities, for simplicity references to the investments and investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the Master Portfolios.



  The LifePath Funds follow an asset allocation strategy among three broad investment classes: equity and debt securities of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund differs in the weighting assigned to each such investment class, with the later-dated Funds generally bearing more risk than the earlier-dated Funds, with the expectation of greater total return. Thus, the investment class weightings of the LifePath 2040 Fund initially might be 100%, 0% and 0% among equity securities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Fund initially might be 25%, 50% and 25%, respectively. Over the years, each LifePath Fund is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age. The difference in such investment class weightings is based on the statistically determined risk that such investors, on average, may be willing to accept given their investment time horizons in an effort to maximize assets in anticipation of retirement or for other purposes.



  You are encouraged to invest in a particular LifePath Fund based on the decade of your anticipated retirement or when you anticipate beginning to withdraw substantial portions of your account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in approximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making your investment decision, you should evaluate your own risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.


                                        7                             PROSPECTUS

  To manage the Funds, BGFA employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics, to recommend the portfolio allocation among the investment classes described below. At its simplest, for each point in time, the Model recommends a portfolio allocation designed to maximize total return for each LifePath Fund based on each such Fund's evolving risk profile. As a result, while each LifePath Fund invests in substantially the same securities within an investment class, the amount of each LifePath Fund's aggregate assets invested in a particular investment class, and thus in particular securities, differs, but the relative percentage that a particular security comprises within an investment class ordinarily remains substantially the same. As of December 31, 1996, asset allocations in the LifePath Funds were approximately as follows:



                     LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH
                       2000        2010        2020        2030        2040
                     ---------   ---------   ---------   ---------   ---------
Equity Securities
  Domestic ........     15%         37%         51%         60%         73%
  International ...      7%         12%         16%         20%         21%
Debt Securities ...     72%         47%         31%         18%          5%
Cash ..............      5%          4%          3%          2%          2%



  The relative weightings for each of the various investment classes are expected to change over time. The LifePath 2040 Fund will adopt in the 2030s characteristics similar to the LifePath 2000 Fund today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.


  The LifePath Model contains both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Model evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component of the Model, on the other hand, addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes.


  Through the strategic and tactical components the asset allocation strategy contemplates shifts, which may be frequent, among a wide range of U.S. and foreign investments and market sectors. Each LifePath Fund may invest up to approximately 20% of the value of its total assets in foreign securities that are not publicly traded in the United States. Rather than choosing specific securities, the Model selects indices representing segments of the global equity and debt markets and invests to create market


PROSPECTUS                              8
exposure to these market segments by purchasing representative samples of securities comprising the indices in an attempt to replicate their performance. From time to time, other indices may be selected in addition to, or as a substitute for, any of the indices listed herein and market exposure may be broadened. You will be notified of any such change.


  The Model has broad latitude to select the class of investments and the particular securities within a class in which each LifePath Fund invests. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model allocates assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund approaches this minimum asset level, the Model adds investment categories from among those identified below, thereby approaching the desired investment mix over time.



  Each LifePath Fund's investments are compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.



  BGFA manages other portfolios which also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of each LifePath Fund. Such variation in performance is primarily due to different equilibrium asset mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA's investment committee.



  Each LifePath Fund may invest in up to 17 asset classes, including 10 stock classes, 6 bond classes and a money market class. Each LifePath Fund invests in the classes of investments described below.



  EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through the following indices of common stock:


  - The S&P/BARRA Value Stock Index (consisting of primarily large-capitalization U.S. stocks with lower-than-average price/book ratios).

                                        9                             PROSPECTUS

  - The S&P/BARRA Growth Stock Index (consisting of primarily large-capitalization U.S. stocks with higher-than-average price/book ratios).

  - The Intermediate Capitalization Value Stock Index (consisting of primarily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

  - The Intermediate Capitalization Growth Stock Index (consisting of primarily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

  - The Intermediate Capitalization Utility Stock Index (consisting of primarily medium-capitalization U.S. utility stocks).

  - The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

  - The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ratios).

  - The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ratios).


  The LifePath Funds seek foreign equity market exposure through the following indices of foreign equity securities:


  - The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

  - The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capitalization foreign stocks, excluding Japanese stocks).


  In addition, each LifePath Fund may invest in other common stocks, preferred stocks and convertible securities, including those in the form of American, European and Continental Depositary Receipts, as well as warrants to purchase such securities, and investment company securities. See "Appendix -- Portfolio Securities."



  DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through the following indices of U.S. debt securities:


  - The Lehman Brothers Long-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of at least ten years).

  - The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

  - The Lehman Brothers Long-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of at least ten years).

PROSPECTUS                             10

  - The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

  - The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).


  The LifePath Funds seek foreign debt market exposure through the following index of foreign debt securities:


  - The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Master Portfolio invests must be rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by WFNIA. See "Risk
  Considerations -- Fixed-Income Securities."


  MONEY MARKET INSTRUMENTS -- The money market instruments held by each Fund generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix" below for a more complete description of the money market instruments in which each Fund may invest.



  INVESTMENT TECHNIQUES -- Each LifePath Fund also may lend its portfolio securities and enter into transactions in certain derivatives, each of which involves risk. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. The futures contracts and options on futures contracts that each Fund may purchase are considered derivatives. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.



    BGFA uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose a


                                       11                             PROSPECTUS

  Fund to undue risks and is closely monitored, including providing periodic reports to the Boards of Trustees concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, in no case may a Fund invest more than 15% of the current value of its net assets in "illiquid securities," including derivatives without active secondary markets. Nor may a Master Portfolio use derivatives to create leverage without establishing adequate "cover" in compliance with Securities and Exchange Commission leverage rules. For more information, see "Risk Considerations" below, and "Appendix -- Investment Techniques."


CERTAIN FUNDAMENTAL POLICIES
  Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obligations of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES
  Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. Although each LifePath Fund and LifePath Master Portfolio reserves the right to invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such LifePath Fund and LifePath Master Portfolio will comply with the lower limit. Each LifePath Fund currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states. See "Investment Objectives and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

PROSPECTUS                             12

RISK CONSIDERATIONS

  General

  Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. See "General Information" in this Prospectus for further information about the Master Portfolios.



  The net asset value per share of each class of a LifePath Fund and Master Portfolio is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.


  Investment Techniques

  Each LifePath Fund may engage in various investment techniques, the use of which involve greater risk than that incurred by other funds with similar investment objectives. See "Appendix -- Investment Techniques." Using these techniques may affect the degree to which a LifePath Master Portfolio's net asset value fluctuates.


  Equity Securities

  You should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of securities held by a LifePath Fund result in changes in the value of such Fund's shares performance.



  The securities of the smaller companies in which each LifePath Fund may invest may be subject to more abrupt or erratic market movements than larger, more-established companies, both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.


  Fixed-Income Securities

  You should be aware that even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, Wells Fargo Bank considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by a LifePath Fund, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities rated "Baa"


                                       13                             PROSPECTUS
by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as BGFA determines it advantageous to sell the security. If such a policy would cause a LifePath Fund to have 5% or more of its net assets invested in securities that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such securities in an orderly manner. See "Appendix -- Portfolio Securities" in this Prospectus and "Appendix" in the SAI.


  Foreign Securities
  Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. See "Appendix -- Portfolio Securities -- Bank Obligations."


  Because evidences of ownership of such securities usually are held outside the United States, each Master Portfolio is subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions that might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuers, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.



  Since the LifePath Funds may purchase foreign securities in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs generally are incurred when a LifePath Fund changes investments from one country to another.


PROSPECTUS                             14

  Furthermore, some of these securities may be subject to brokerage or stamp taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Master Portfolio reduce its net income available for distribution to its interestholders.


  Foreign Currency Exchange

  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Funds intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates.



  Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.


  Foreign Futures Transactions

  Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such


                                       15                             PROSPECTUS
transactions may also be subject to withholding and other taxes imposed by foreign governments.

  Other Investment Considerations

  Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.



  Under normal market conditions, portfolio turnover is not expected to exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of a Fund's securities were replaced within one year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Portfolio turnover is not a limiting factor in making investment decisions.


                            MANAGEMENT OF THE FUNDS

GENERAL

  The Trust has not retained the services of an investment adviser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser"). Each LifePath Fund bears a pro rata portion of the fees paid to the corresponding Master Portfolio.


BOARD OF TRUSTEES

  The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Trust's Trustees are also MIP's Trustees and also serve as Directors of MasterWorks Funds Inc., another open-end investment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Trust's Board, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. See "Management of the Trust" in the SAI. The SAI also contains the name and general business experience of each Trustee.



INVESTMENT ADVISER


  BGFA serves as investment adviser to each LifePath Master Portfolio. Pursuant to an Investment Advisory Contract with each Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the overall authority of MIP's Board of Trustees and in conformity with Delaware Law and the stated policies of such Master Portfolio. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), the former sub-adviser to each Master Portfolio, with and into an affiliate of Wells Fargo


PROSPECTUS                             16

Institutional Trust Company, N.A. ("WFITC"). BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of October 31, 1996, BGFA and its affiliates provided investment advisory services for over $336 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning January 1, 1996 and ended February 29, 1996, MIP, on behalf of each Master Portfolio, actually paid BGFA an amount equal to 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services.


  Prior to January 1, 1996, Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, located at 420 Montgomery Street, San Francisco, California 94105, served as each Master Portfolio's investment adviser. Pursuant to an Investment Advisory Agreement with MIP, Wells Fargo Bank provided investment guidance and policy direction in connection with the management of each Master Portfolio's assets, subject to the supervision of MIP's Board of Trustees and in conformity with Delaware law and the stated policies of such Master Portfolio. Wells Fargo Bank was entitled to receive a monthly fee at the annual rate of 0.55% of each LifePath Master Portfolio's average daily net assets as compensation for its advisory services. For the period beginning March 1, 1995 and ended December 31, 1995, MIP, on behalf of each Master Portfolio, actually paid an amount equal to 0.55% of each such Master Portfolio's average daily net assets to Wells Fargo Bank for advisory services.


  Prior to January 1, 1996, Wells Fargo Bank engaged WFNIA, located at 45 Fremont Street, San Francisco, California 94104, to provide investment sub-advisory services to each Master Portfolio. WFNIA was a general partnership owned 50% by a wholly owned subsidiary of Wells Fargo Bank and 50% by a subsidiary of The Nikko Securities Co., Ltd. Pursuant to a Sub-Investment Advisory Agreement, WFNIA, subject to the supervision and approval of Wells Fargo Bank, provided investment advisory assistance and the day-to-day management of each Master Portfolio's assets. WFNIA was entitled to receive from Wells Fargo Bank a monthly fee at the annual rate of 0.40% of each LifePath Master Portfolio's average daily net assets for its sub-advisory services. For the fiscal year ended February 29, 1996, Wells Fargo Bank actually paid WFNIA an amount equal to 0.40% of the average daily net assets of each LifePath Master Portfolio. The LifePath Master Portfolios no longer retain a sub-investment adviser.



  BGFA, Barclays and their affiliates may deal, trade and invest for their own account in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.


  Morrison & Foerster LLP, counsel to the Trust and MIP and special counsel to BGFA, has advised the Trust, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without

                                       17                             PROSPECTUS
violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


ADMINISTRATOR AND CO-ADMINISTRATOR


  Wells Fargo Bank and Stephens serve as administrator and co-administrator, respectively, to the Trust. Wells Fargo Bank and Stephens generally supervise all aspects of the operation of the Trust other than providing investment advice, subject to the overall authority of the Board of Trustees in accordance with Massachusetts law. The administrative services provided to the LifePath Funds also include coordination of the other services provided to the LifePath Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Board of Trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Trust's business and compensates the Trust's Trustees, officers and employees who are affiliated with Stephens. Wells Fargo Bank and Stephens may delegate the performance of their administrative duties to third parties. In addition, except as noted below, Wells Fargo Bank and Stephens have assumed all ordinary expenses incurred by a LifePath Fund other than the fees payable by such Fund pursuant to the Trust's various service contracts. For providing administrative and co-administrative services to the Trust, the Trust has agreed to pay Wells Fargo Bank and Stephens a monthly fee at the annual rate of 0.10% of each LifePath Fund's average daily net assets. For the fiscal year ended February 29, 1996, the Trust paid Stephens, the Trust's prior administrator, a monthly fee of 0.10% with respect to each LifePath Fund's average daily net assets.



DISTRIBUTOR


  Stephens also serves as the Trust's sponsor and principal underwriter within the meaning of the 1940 Act and as distributor of each Fund's shares pursuant to a Distribution Agreement with the Trust. The Distribution Agreement provides that Stephens acts as agent for the Trust for the sale of Fund shares and may enter into selling agreements with selling agents that wish to make available shares of the Funds to their respective customers. Each Fund may participate in joint distribution activities with any of the other Funds of the Trust, in which event expenses reimbursed out of the assets of a Fund may be attributable, in part, to the distribution-related activities of another Fund of the Trust. Generally, the expenses attributable to joint distribution activities are allocated among each Fund of the Trust in proportion to their relative net asset sizes,


PROSPECTUS                             18
although the Trust's Board of Trustees may allocate such expenses in any other manner that it deems fair and equitable.



  Under the Distribution Agreement, Stephens is entitled to receive from Class A shares of each Fund a monthly fee at an annual rate of up to 0.25%, and from Class B shares of each Fund a monthly fee at an annual rate of up to 0.75%, of the average daily net assets of such shares. Through selling agreements Stephens may compensate selling agents for sales support services relating to a class, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of a Fund's Class A or Class B shares, as the case may be, attributable to them. Services provided by selling agents in exchange for payments to selling agents are the principal sales support services provided to the Fund. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the Distribution Agreement provides for fees that are used by Stephens to pay for distribution expenses, plans of distribution for the Class A and Class B shares of each Fund (a "Distribution Plan") and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares.



  Financial institutions acting as selling agents, shareholder servicing agents, or in certain other capacities may be required to register as dealers pursuant to applicable state securities laws which may differ from federal law and any interpretations expressed herein.


  Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than 60 years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

CUSTODIAN AND TRANSFER AGENT


  Investors Bank & Trust Company ("IBT") acts as custodian to each Fund and Master Portfolio. The principal business address of IBT is 89 South Street, P.O. Box 1537, Boston, MA 02205-1537. IBT is not entitled to receive compensation for its custodial services so long as IBT is entitled to receive compensation for providing sub-administration services.



  Wells Fargo Bank serves as the Company's transfer and dividend disbursing agent (the "Transfer Agent"). Wells Fargo Bank provides transfer agency services at 525 Market Street, San Francisco, California 94105. Wells Fargo Bank previously served as custodian to the Funds.


                                       19                             PROSPECTUS

SHAREHOLDER SERVICING PLAN


  The Trust has adopted Shareholder Servicing Plans for Class A and Class B shares pursuant to which it may enter into shareholder servicing agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include aggregating and transmitting purchase, exchange and redemption orders, providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For the services provided pursuant to a Shareholder Servicing Agreement, the Trust may pay each Shareholder Servicing Agent a monthly fee at the annual rate of up to 0.20% of the average daily value of each LifePath Fund's Class A or Class B shares beneficially owned by customers of the Shareholder Servicing Agent. The fee payable for such services is intended to be a "service fee" as defined in the Conduct Rules of the NASD.


  A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

MIP 12B-1 PLAN

  MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

EXPENSES

  Under the Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens have agreed to assume the operating expenses of each LifePath Fund, except


PROSPECTUS                             20
for extraordinary expenses and those fees and expenses payable pursuant to the various service contracts described above that are borne by the Trust.



                               HOW TO BUY SHARES


GENERAL

  You may purchase shares in one of the several ways described below. You must complete and sign an Account Application to open an account. Additional documentation may be required from corporations, associations and certain fiduciaries. Do not mail cash. For more information or additional forms call 1-800-222-8222. For more information about buying shares in an IRA, call 1-800-BEST-IRA, (1-800-237-8472). The Trust or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request from you or your representative, the Trust or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospectus.



  To invest in a Fund's shares through a tax-deferred retirement plan through which the Fund's shares are available, please contact a Shareholder Servicing Agent to receive information and an application. See "Tax-Deferred Retirement Plans" below.



  The minimum initial investment amount is generally $1,000. The minimum initial investment amount is $100 by the AutoSaver Plan purchase method (described below), $250 for any tax-deferred retirement account for which a Shareholder Servicing Agent serves as trustee or custodian under a prototype trust approved by the Internal Revenue Service ("IRS") (a "Plan Account"), and $1,000 by all other methods or for all other investors. Generally, subsequent investments must be made in amounts of $100 or more. Where Fund shares are acquired in exchange for shares of another fund in the Stagecoach Family of Funds, the minimum initial investment amount applicable to the shares being exchanged generally carries over. However, if the value of your investment in the shares you are exchanging has been reduced below the minimum initial investment amount by changes in market conditions or sales charges (and not by redemptions), you may carry over the lesser amount into one of the Funds. Plan Accounts that invest in the Fund through Wells Fargo ExpressInvest(TM)(available to certain Wells Fargo tax-deferred retirement plans) are not subject to the minimum initial investment amount or the subsequent investment amount requirements. In addition, the minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. If you have any questions regarding purchases of shares call 1-800-222-8222. If you have questions regarding ExpressInvest please contact the Company at 1-800-237-8472. For additional information on tax-deferred accounts, please refer to the section "How to Buy Shares -- Tax-Deferred Retirement Plans" or contact a Shareholder Servicing Agent or Selling Agent.


                                       21                             PROSPECTUS

  All investments in a Fund's shares are subject to a determination by the Trust that the investment instructions are complete. Payment for shares purchased through a selling agent is not due from the selling agent until the settlement date, which is normally three Business Days after the order is placed. If shares are purchased by a check which does not clear, the Trust reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Trust reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not issued.



  Shares of each Fund are sold on a continuous basis at the applicable offering price (net asset value per share plus any applicable sales charges) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern Time), on each day the NYSE is open for business (a "Business Day").



  The NAV of a share of each class of the LifePath Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The value of the net assets per class is determined daily by adjusting the net assets per class at the beginning of the day by the value of each class's shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net investment income is calculated each day for each class by attributing to each class a pro rata share of daily income and common expenses, and by assigning class-specific expenses to each class as appropriate. The NAV of each class of shares is expected to fluctuate daily and is expected to differ. The Master Portfolio's investments are valued each Business Day generally by using available market quotations or at fair value determined in good faith by BGFA pursuant to guidelines approved by MIP's Board of Trustees. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.


  Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed on the same day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day.

  Federal regulations require that an investor provide a valid taxpayer identification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a valid TIN to the Trust could subject the investor to penalties imposed by the IRS.


SALES CHARGES


  Set forth below is a Front-end Sales Charge Schedule listing the front-end sales charges applicable to purchases of Class A shares of the LifePath Funds (other than LifePath


PROSPECTUS                             22

2000). As shown below, reductions in the rate of front-end sales charges ("Volume Discounts") are available as you purchase additional shares (contingent-deferred sales charges applicable to Class B shares are described below). You should consider the front-end sales charge information set forth below and the other information contained in this Prospectus when making your investment decisions.



                        FRONT-END SALES CHARGE SCHEDULE



                                                                               DEALER
                                         FRONT-END           FRONT-END        ALLOWANCE
                                        SALES CHARGE       SALES CHARGE        AS%  OF
                                          AS%  OF           AS%  OF NET       OFFERING
         AMOUNT OF PURCHASE            OFFERING PRICE     AMOUNT INVESTED       PRICE
-------------------------------------  --------------     ---------------     ---------
Less than $50,000....................       4.50%               4.71%            4.00%
$50,000 up to $100,000...............       4.00                4.17             3.55
$100,000 up to $249,999..............       3.50                3.63            3.125
$250,000 up to $499,999..............       2.50                2.56             2.00
$500,000 up to $999,999..............       2.00                2.04             1.75
$1,000,000 and over..................       0.00(1)             0.00             1.00


---------------


(1) Class A shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge of 1.00% of the dollar amount equal to the lesser of the NAV at the time of purchase or the NAV of such shares at the time of redemption.



  If Class A shares are purchased through a selling agent, Stephens reallows the portion of the front-end sales charge shown above as the Dealer Allowance. Stephens also compensates selling agents for sales of Class B shares and is then reimbursed out of Rule 12b-1 Fees and contingent-deferred sales charges applicable to such shares. When shares are purchased directly through the Transfer Agent and no selling agent is involved with the purchase, the entire sales charge is paid to Stephens.



  A selling agent or Shareholder Servicing Agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class B shares of the same fund.



REDUCED SALES CHARGES -- CLASS A SHARES



  Discounts described below pertaining to reduced sales charge for Class A shares are based on your holdings or purchases of shares on which you have paid or will pay a front-end sales charge. Because Class B shares do not assess a front-end sales charge, the amount of Class B shares you hold is not considered in determining any Volume Discount.



  Volume Discounts



  The Volume Discounts described in the Front-end Sales Charge Schedule are available to you based on the combined dollar amount you invest in shares (including the Funds


                                       23                             PROSPECTUS

Class A shares) of one or more of the Trust's Funds which assess a front-end sales charge (the "Load Funds").



  Right of Accumulation



  The Right of Accumulation allows you to combine the amount you invest in a Fund's Class A shares with the total NAV of shares in other Load Funds to determine reduced front-end sales charges in accordance with the above Front-end Sales Charge Schedule. In addition, you also may combine the total NAV of shares that you currently have invested in any other mutual fund in the Stagecoach Family of Funds that is sponsored by Stephens. For example, if you own Class A shares of the Load Funds with an aggregate NAV of $90,000 and you invest an additional $20,000 in Class A shares of another Load Fund, the front-end sales charge on the additional $20,000 investment would be 3.50% of the offering price. To obtain the discount, you must provide sufficient information at the time of your purchase to verify that your purchase qualifies for the reduced front-end sales charge. Confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time without prior notice with respect to all subsequent shares purchase.



  Letter of Intent



  A Letter of Intent allows you to purchase shares of a Load Fund over a 13-month period at a reduced front-end sales charge based on the total amount of Class A shares you intend to purchase plus the total NAV of shares in the Load Funds that you already own. Each investment in shares of a Load Fund that you make during the period may be made at the reduced front-end sales charge that is applicable to the total amount you intend to invest. If you do not invest the total amount within the period, you must pay the difference between the higher front-end sales charge rate that would have been applied to the purchases you made and the reduced front-end sales charge rate you have paid. The minimum initial investment for a Letter of Intent is 5% of the total amount you intend to purchase, as specified in the Letter. Shares of the Load Fund you purchased equal to 5% of the total amount you intend to invest will be held in escrow and, if you do not pay the difference within 20 days following the mailing of a request, a sufficient amount of escrowed shares will be redeemed for payment of the additional front-end sales charge. Dividends and capital gains paid on such shares held in escrow are reinvested in additional Fund shares.



  Reinvestment



  You may reinvest proceeds from a redemption of Class A shares in Class A shares of another of the Trust's Funds or another of the Stagecoach Family of Funds that is registered in your state of residence at NAV, without a front-end sales charge, within 120 days after your redemption. However, if the other fund charges a front-end sales charge that is higher than the front-end sales charge that you paid in connection with the


PROSPECTUS                             24

Class A shares you redeemed, you must pay the difference between the dollar amount of the two front-end sales charges. You may reinvest at this NAV price up to the total amount of your redemption proceeds. A written purchase order for the shares must be delivered to the Trust, a selling agent, a Shareholder Servicing Agent, or the Transfer Agent at the time of reinvestment.



  If you realized a gain on a redemption, a reinvestment would not alter the amount of any federal capital gains tax you must pay on the gain. If you realized a loss on your redemption, your reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares you purchase by reinvestment and the period of time that has elapsed after the redemption and which Fund's shares are purchased; although for tax purposes, the amount disallowed would be added to the cost of the shares you acquire upon the reinvestment.



  Reductions for Families or Fiduciaries



  Reductions in front-end sales charges apply to purchases by an individual, members of a family unit, including a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.



  Waivers for Investments of Proceeds From Other Investments



  Purchases may be made at NAV, without payment of a front-end sales charge, to the extent that: (i) you are investing proceeds from a redemption of shares of another open-end investment company on which you paid a front-end sales charge, and (ii) such redemption occurred within thirty (30) days prior to the date of the purchase order. You must notify the Fund and/or the Transfer Agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the sales charges paid).



  Reductions for Qualified Groups



  Reductions in front-end sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Fund shares at a reduced sales charge, and "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote 5% percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote 5% or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner


                                       25                             PROSPECTUS
of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.



  Waivers for Certain Parties



  The Funds' Class A shares may be purchased at NAV, without a front-end sales charge, by (i) trustees, officers and employees (and their spouses, parents, children and siblings) of the Trust, Stephens, its affiliates and selling agents; (ii) present and retired directors, officers and employees (and their spouses, parents, children and siblings) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree; (iii) employee benefit and thrift plans for such persons and investment advisory, trust or other fiduciary accounts, including certain Plan Accounts that are maintained, managed or advised by Wells Fargo Bank or its affiliates ("Fiduciary Accounts");
(iv) investors using proceeds from a required minimum distribution from any Individual Retirement Account ("IRA"), Simplified Employee Pension Plan or other self-directed retirement plan for which Wells Fargo Bank serves as trustee, provided that the proceeds are invested in the Funds within 30 days of such distribution and such distribution is required as a result of reaching age
70 1/2; Investors who purchase Class A shares through Internet providers approved by Wells Fargo Bank may purchase such shares without a front-end sales charge.



  Reductions for Certain Existing Shareholders



  As of the date of this Prospectus, investors who held fund shares as of the close of business on February 28, 1997, are entitled to purchase Fund shares without a sales charge for so long as they continuously hold Class A shares.



CONTINGENT-DEFERRED SALES CHARGE -- CLASS B SHARES



  Class B shares may be subject to a contingent-deferred sales charge ("CDSC"). A CDSC is an amount you pay if you redeem your shares within a specified period. The CDSC will be equal to a percentage of the lesser of the NAV of your shares at the time of purchase or the NAV of your shares at redemption.



  Except as described below, if you purchase Class B shares and redeem such shares within six years of the date of purchase the Class B shares are subject to a CDSC as follows:



Redemption Within:                       1 Year   2 Years   3 Years   4 Years   5 Years   6 Years
------------------                       ------   -------   -------   -------   -------   -------
    CDSC:                                  5%        4%        3%        3%        2%        1%


PROSPECTUS                             26

  Class B shares of a Fund purchased prior to March 3, 1997, are subject to a CDSC if redeemed within four years of purchase. For so long as you hold Class B shares of such Fund, any new Class B shares of the Fund that you acquire are subject to a CDSC if redeemed within four years. In addition, if you exchange Class B shares of the Fund for Class B shares of another fund, upon redemption the CDSC applicable to the original Class B shares of the Fund will apply. The CDSCs applicable to such shares are as follows:



Redemption Within:                             1 Year   2 Years   3 Years   4 Years
------------------                             ------   -------   -------   -------
    CDSC:                                        3%        2%        1%        1%



  Contingent-deferred sales charges will not be imposed on amounts representing increases in NAV above the NAV at the time of purchase. Contingent-deferred sales charges will not be assessed on Class B shares purchased through reinvestment of dividends or capital gain distributions. Class B shares automatically convert into Class A shares of the same Fund six years after the end of the month in which such Class B shares were acquired.



  The amount of any contingent-deferred sales charge paid upon redemption of Class B shares is determined in a manner designed to result in the lowest sales-charge rate being assessed. When a redemption request is made, Class B shares acquired pursuant to the reinvestment of dividends and capital-gain distributions are considered to be redeemed first. After this, Class B shares are considered redeemed on a first-in, first-out basis so that Class B shares held for a longer period of time are considered redeemed prior to more recently acquired Class B shares. For a discussion of the interaction between the optional Exchange Privilege and contingent-deferred sales charges on Class B shares, see "Exchange Privilege."



  Contingent-deferred sales charges are waived on redemptions of Class B shares of a Fund (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder, (ii) to the extent that the redemption represents a scheduled distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Trust's right to liquidate a shareholder's account if the aggregate NAV of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Trust with any other registered investment company by a merger, acquisition of assets or any other transaction.



  In deciding whether to purchase Class A or Class B shares, you should compare the fees assessed on Class A shares (including front-end sales charges) against those assessed on Class B shares (including potential contingent-deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the time that you anticipate owning the shares. If your purchase amount would qualify you for a reduced sales charge on Class A shares, you should consider carefully whether you would pay


                                       27                             PROSPECTUS
lower fees ultimately on Class A shares or on Class B shares. (See "How To Buy Shares -- Sales Charges" for information on reduced sales charges for Class A shares.)



  You may buy shares on any Business Day by any of the methods described below. The Company reserves the right to reject any purchase order or suspend sales at any time. Payment for orders that are not received is returned after prompt inquiry. The issuance of shares is recorded on the Company's books, and share certificates are not issued.


INITIAL PURCHASES BY WIRE
1. Telephone toll free 1-800-222-8222. Give the name of the Fund in which an investment is being made, and the name(s) in which the shares are to be registered, address, TIN, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. Some banks may impose wiring fees.

2. Instruct the wiring bank to transmit the specified amount in federal funds ($1,000 or more) to:

                   Wells Fargo Bank, N.A.
                   San Francisco, California
                   Bank Routing Number: 121000248
                   Wire Purchase Account Number: 4068-000587

                   Attention: Stagecoach Trust (Name of Fund -- designate Class A or Class B)

                   Account Name(s): (name(s) in which to be registered) Account Number: (if investing into an existing account)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened:

                             Wells Fargo Bank, N.A.
                             Stagecoach Shareholder Services
                             P.O. Box 7066
                             San Francisco, California 94120-7066
                             Telefacsimile: 1-415-543-9538


4. Share purchases are effected at the public offering price, or in the case of Class B shares at the NAV, next determined after the Account Application is received and accepted.


INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.


2. Mail the Account Application and a check for $1,000 or more, payable to "Stagecoach Trust/(Name of Fund -- designate Class A or Class B)," to the address above.


PROSPECTUS                             28

3. Share purchases are effected at the public offering price, or in the case of Class B shares at the NAV, next determined after the Account Application is received and accepted.


AUTOSAVER PLAN

  The Trust's AutoSaver Plan provides you with a convenient way to establish and automatically add to a Fund account on a monthly basis. To participate in the AutoSaver Plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an account with a bank designated in your Account Application and approved by the Transfer Agent ("Approved Bank Account"). You may open an Approved Bank Account with Wells Fargo Bank. The Transfer Agent withdraws and uses the amount you designate to purchase specified shares of the designated Fund on your behalf each month on or about the day that you have selected, or, if you have not selected a day, on or about the 20th day of each month. The Transfer Agent requires a minimum of ten
(10) Business Days to implement your AutoSaver Plan purchases. If you hold shares through a brokerage account, your AutoSaver Plan will comply with the terms of your brokerage agreement. There are no separate fees charged to you by the Trust for participating in the AutoSaver Plan.



  You may change your investment amount, or the date on which your AutoSaver purchase is effected, suspend purchases or terminate participation in the AutoSaver Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Participation in the AutoSaver Plan will be terminated automatically if an Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either the Approved Bank Account or Fund account is closed.


TAX-DEFERRED RETIREMENT PLANS

  You may be entitled to invest in shares of a Fund through a tax-deferred retirement plan. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees related to such plans. The minimum initial investment amount for Fund Shares acquired through a plan is $250 (the minimum initial investment amount is not applicable if you participate in ExpressInvest through a Plan Account).



  Application materials for opening a tax-deferred retirement plan can be obtained from a Shareholder Servicing Agent or selling agent. Completed tax-deferred retirement plan applications should be returned to the investor's Shareholder Servicing Agent or selling agent for approval and processing. If an investor's tax-deferred retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Certain features described herein, such as the AutoSaver Plan, may not be available to individuals or entities who invest through a tax-deferred retirement plan. Investors should consult their Shareholder Servicing Agent or selling agent.


                                       29                             PROSPECTUS

ADDITIONAL PURCHASES

  You may make additional purchases of $100 or more by instructing the Fund's Transfer Agent to debit your Approved Bank Account by wire by using the procedures described under initial purchases by wire, above, or by mail with a check payable to "Stagecoach Funds/(Name of Fund -- designate Class A or Class
B)" to the above address. Write your Fund account number on the check and include the detachable stub from your Statement of Account or a letter providing your Fund account number.


PURCHASES THROUGH SELLING AGENTS

  You may place a purchase order for shares of the Funds through a broker/dealer or financial institution that has entered into a Selling Agreement with Stephens, as the Funds' Distributor ("Selling Agent"). If your purchase order is placed by the close of trading on the NYSE, the purchase order generally is executed on the same day if the order is received by the Transfer Agent before the close of business. If your purchase order is received by a Selling Agent after the close of trading on the NYSE or by the Transfer Agent after the close of business, then your purchase order is executed on the next Business Day. Because payment for shares is not due until settlement date, normally three Business Days after your order is placed, the Selling Agent might benefit from temporary use of your payment.



  The Selling Agent is responsible for the prompt transmission of your purchase order to the Trust. A financial institution acting as a selling agent, Shareholder Servicing Agent or in certain other capacities may be required to register as a dealer pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


PURCHASES THROUGH SHAREHOLDER SERVICING AGENTS

  Purchase orders for Fund shares may be transmitted to the Transfer Agent through a Shareholder Servicing Agent, such as Wells Fargo Bank. The Shareholder Servicing Agent may transmit a purchase order to the Transfer Agent, on your behalf, including a purchase order for which payment is to be transferred from an Approved Bank Account or wired from a financial institution. If your order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of trading on the NYSE, the purchase order will be executed on the same day. If your Shareholder Servicing Agent transmits your purchase order to the Transfer Agent after the close of trading on the NYSE, then the order generally is executed on the next Business Day following the day your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of your purchase order to the Transfer Agent.


STATEMENTS AND REPORTS


  The Trust, or a Shareholder Servicing Agent on its behalf, will typically send you a confirmation or statement of your account after every transaction that affects your share balance or your Fund account registration. A statement with tax information for the


PROSPECTUS                             30
previous year will be mailed to you each year, and also will be filed with the IRS. At least twice a year, you will receive financial statements.

                              HOW TO REDEEM SHARES

GENERAL

  You may redeem Fund shares on any Business Day. The redemption price of the shares is the next determined NAV of the relevant Class calculated after the Trust has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested and, therefore, a redemption of shares may result in a gain or loss for federal and state income tax purposes.



  The Trust ordinarily remits redemption proceeds, net of any contingent-deferred sales charge applicable with respect to Class B shares (the "redemption proceeds"), from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or a period during which the Securities and Exchange Commission by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Trust may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten (10) days from the purchase date). Payment of redemption proceeds may be made in portfolio securities, subject to regulation by some state securities commissions. Such redemptions ordinarily will be taxable.



  All redemptions of shares generally are made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each Fund shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have a Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of the Fund are valued. If the recipient were to sell such securities, he or she would incur brokerage costs in converting such securities in cash.



  Due to the high cost of maintaining Fund accounts with small balances, the Trust reserves the right to close an investor's account and send the proceeds to such investor if


                                       31                             PROSPECTUS
the balance falls below $1,000 because of a redemption (including a redemption of Fund shares after an investor has made only the $1,000 minimum initial investment). However, investors will be given 30 days' notice to make an additional investment to increase their account balance to $1,000 or more. Plan Accounts are not subject to minimum Fund account balance requirements.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE generally are executed at the net asset value determined as of the close of regular trading on the NYSE on that day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day.


REDEMPTIONS BY TELEPHONE



  Telephone redemption or exchange privileges are made available to shareholders automatically upon opening an account, unless the shareholder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Trust requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.



  During times of drastic economic or market conditions you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures made available to you. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the NAV of a Class of shares of a LifePath Fund may fluctuate.


REDEMPTIONS BY MAIL

  1. Write a letter of instruction. Indicate the Class and the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN.


  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record or your Approved Bank Account, the signature(s) must be guaranteed by an "eligible guarantor institution," which generally includes a commercial bank whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"), a trust company, a member firm of a domestic stock exchange, a savings association,

PROSPECTUS                             32
     or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

  4. Mail the redemption letter to the Transfer Agent at the mailing address set forth under "How to Buy Shares - Initial Purchases By Wire."

  Unless other instructions are given in proper form, a check for the redemption proceeds is sent to your address of record.

SYSTEMATIC WITHDRAWAL PLAN

  The Systematic Withdrawal Plan provides you with a convenient way to have Fund shares redeemed from your account and the proceeds distributed to you on a monthly basis. You may participate in the Systematic Withdrawal Plan only if you have a Fund account valued at $10,000 or more as of the date of your election to participate, you have an account at an Approved Bank, your dividends and capital gain distributions are being reinvested automatically, and you are not participating in the AutoSaver Plan at any time while participating in the Systematic Withdrawal Plan. You may specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits net redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to you by the Fund for participating in the Systematic Withdrawal Plan. However, you should not participate in the Systematic Withdrawal Plan if you also are purchasing shares of a Fund subject to a sales charge.


  It may take up to ten (10) days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change your withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least five (5) Business Days prior to any scheduled transaction. Your participation in the Systematic Withdrawal Plan is terminated automatically if your Fund account, or, in some cases, Approved Bank Account, is closed.

EXPEDITED REDEMPTIONS BY MAIL OR TELEPHONE

  You may request an expedited redemption of Fund shares by letter, in which case your receipt of redemption proceeds, but not the Fund's receipt of your redemption request, would be expedited. Telephone redemption or exchange privileges are made available to you automatically upon the opening of an account unless you decline the privilege. You also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both your receipt of redemption proceeds and the Fund's receipt of your redemption request would be expedited. You may call 1-800-222-8222 to request expedited redemption by telephone. You may mail an expedited redemption


                                       33                             PROSPECTUS
request to the Transfer Agent at the mailing address set forth under "How to Buy Shares -- Initial Purchases by Wire."


  Upon request, net redemption proceeds of expedited redemptions of $5,000 or more are wired or credited to your Approved Bank Account or wired to the Selling Agent designated in the Account Application. The Trust reserves the right to impose a charge for wiring redemption proceeds. When proceeds of your expedited redemption are to be paid to someone else, to an address other than that of record, or to an Approved Bank Account or Selling Agent that you have not predesignated in your Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If your expedited redemption request is received by the Transfer Agent by the close of the NYSE on a Business Day, your redemption proceeds are transmitted to your Approved Bank Account or Selling Agent on the next Business Day (assuming your investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds. A check for proceeds of less than $5,000 is mailed to your address of record or, at your election, credited to your Approved Bank Account.



  During periods of drastic economic or market activity or changes, you may experience problems implementing an expedited redemption by telephone. In the event you are unable to reach the Transfer Agent by telephone, you should consider using overnight mail to implement an expedited redemption. The Trust reserves the right to modify or terminate the expedited telephone redemption privilege at any time.


REDEMPTIONS THROUGH SELLING AGENTS

  If your redemption order is received by a Selling Agent before the close of trading on the NYSE and received by the Transfer Agent before the close of business on the same day, the order is executed at the NAV determined as of the close of trading on the NYSE on that day. If your redemption order is received by a Selling Agent after the close of trading on the NYSE, or not received by the Transfer Agent prior to the close of business, your order is executed at the NAV determined as of the close of trading on the NYSE on the next Business Day. The Selling Agent is responsible for the prompt transmission of your redemption order to the Trust.



  Unless you have made other arrangements with a Selling Agent, and the Transfer Agent has been informed of such arrangements, net proceeds of a redemption order made by you through a Selling Agent are credited to your Approved Bank Account. If no such account is designated, a check for the net redemption proceeds is mailed to your address of record or, if such address is no longer valid, the net redemption proceeds are credited to your account with the Selling Agent. You may request a check from the Selling Agent or elect to retain the net redemption proceeds in such account. The Selling


PROSPECTUS                             34

Agent may charge you a service fee. In addition, it may benefit from the use of your redemption proceeds until the check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.

REDEMPTIONS THROUGH SHAREHOLDER SERVICING AGENTS

  You may request a redemption of Fund shares through your Shareholder Servicing Agent. If your redemption order is transmitted by the Shareholder Servicing Agent, on your behalf, to the Transfer Agent before the close of regular trading on the NYSE, the redemption order is executed at the NAV determined as of the close of regular trading on the NYSE on that day. If your Shareholder Servicing Agent transmits your redemption order to the Transfer Agent after the close of trading on the NYSE, then your order is executed on the next Business Day following the date your order is received. The Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Funds.



  Unless you have made other arrangements with your Shareholder Servicing Agent, and the Transfer Agent has been informed of such arrangements, net redemption proceeds of a redemption order made by you through your Shareholder Servicing Agent are credited to your Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to your address of record or, if such address is no longer valid, the proceeds are credited to your account with your Shareholder Servicing Agent or to another account designated in your agreement with your Shareholder Servicing Agent. The Shareholder Servicing Agent may charge you a fee. In addition, the Shareholder Servicing Agent may benefit from the use of proceeds credited to your account until any check it issues to you has cleared or until such proceeds have been disbursed or reinvested on your behalf.


                               EXCHANGE PRIVILEGE


  The exchange privilege is a convenient way to buy shares in Stagecoach Funds to respond to changes in your investment needs. You can exchange between the various funds in the Stagecoach Family of Funds as follows:



EXCHANGES BETWEEN                                             YES     NO
-----------------                                             ---     ---
    Class A shares and a Money Market Mutual Fund...........   X
    Class A shares and Class A shares.......................   X
    Class B shares and a Money Market Mutual Fund...........   X
    Class B shares and Class B shares.......................   X
    Class A shares and Class B shares.......................           X


                                       35                             PROSPECTUS

  Important factors that you should consider:

  - You will need to read the prospectus of the fund into which you want to exchange.


  - Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.



  - You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.



  - If you exchange Class A shares, you will need to pay any difference between the load that you have already paid and the load that you are subject to in the new fund (less the difference between any load already paid under the maximum 3% load schedule and the maximum 4.50% schedule).



  - You will not pay a contingent deferred sales charge on any exchange from Class B shares into other Class B shares or a Money Market Mutual Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.



  - The Trust may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Trust will notify you 60 days before discontinuing or modifying the exchange privilege.



  You may exchange shares by writing the Transfer Agent or, if you have telephone privileges, you may call the Transfer Agent. Exchanges are subject to the procedures and conditions applicable to purchasing and redeeming shares.



CONVERSION



  A Fund's Class B shares that have been outstanding for six years after the end of the month in which the shares were initially purchased automatically convert to Class A shares of such Fund and, consequently, will no longer be subject to the higher Rule 12b-1 Fees applicable to Class B shares. Such conversion is on the basis of the relative NAV of the two Classes, without the imposition of any sales charge or other charge except that the lower Rule 12b-1 Fees applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions on Class B shares are considered new purchases for purposes of the conversion feature. A conversion should not produce a gain or loss for federal income tax purposes.



  If a shareholder effects one or more exchanges among Class B shares of any Fund or Class A shares of a Money Market Mutual Fund during the six-year period, and


PROSPECTUS                             36
exchanges back into Class B shares, the holding period for shares so exchanged is counted toward the six-year period, and any Class B shares held at the end of six years are converted into Class A shares.



                          DIVIDENDS AND DISTRIBUTIONS



  Each Fund declares and pays quarterly dividends of substantially all of its net investment income. Each Fund's net investment income available for distribution to the holders of Class A or B shares is reduced by the amount of the distribution-related expenses payable under the applicable Distribution Plan. Each Fund makes distributions from any net realized gains at least once a year, in all events in a manner consistent with the provisions of the 1940 Act and the Code. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Fund shares at net asset value, unless payment in cash has been requested.



  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the record date. Although such a dividend or distribution paid to you on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution would consist of net investment income or net realized capital gain and, accordingly, would be taxable to you.


DIVIDEND AND DISTRIBUTION OPTIONS

  When you fill out your Account Application, you can choose from the following dividend and distribution options:


  A. The Automatic Reinvestment Option provides for the reinvestment of your dividends and capital-gain distributions in additional shares of the same class of the Fund which paid such dividends or capital gain distributions. Dividends and distributions declared in a month generally are reinvested at NAV on the last Business Day of such month. You are assigned this option automatically if you make no choice on your Account Application.



  B. The Fund Purchase Option lets you use your dividends and/or capital-gain distributions from the Funds to purchase, at NAV plus any applicable sales charge, shares of another fund in the Stagecoach Family of Funds offered in your state of residence with which you have an established account that has met the applicable minimum initial investment requirement. Dividends and distributions paid on Class A or Class B shares may be invested in Class A or Class B shares, respectively, of another LifePath Fund or another fund of the Stagecoach Family of Funds.



  C. The Automatic Clearing House Option permits you to have dividends and capital-gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at


                                       37                             PROSPECTUS
the NAV next determined after the distribution has been resumed. Your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.

  D. The Check Payment Option lets you receive a check for all dividends and/or capital gain distributions, which is mailed either to your designated address or your designated Approved Bank shortly following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the NAV next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. Your Check Payment Option will be converted to the Automatic Reinvestment Option.


  The Trust takes reasonable efforts to locate investors whose checks are returned or uncashed after six months.



                                     TAXES



  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.



  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.



  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.


PROSPECTUS                             38

                            PERFORMANCE INFORMATION


  For purposes of advertising, performance of the LifePath Funds may be calculated on the basis of average annual total return and/or cumulative total return of a class of shares. Average annual total return of a class of shares is calculated pursuant to a standardized formula which assumes that an investment in that class of shares of the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return of a class of shares is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in a class of shares at the end of the period. Advertisements of the performance of a class of shares of a LifePath Fund includes the Fund's average annual total return of a class of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of a class of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of a class of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of a class of shares or may include the value of a hypothetical investment in a class of shares at the end of the period which assumes the application of the percentage rate of total return.

  Performance of a class of shares varies from time to time, and past results are not predictive of future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, Bond 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, IBC/Donoghue's Money Fund Report, Standard & Poor's 500 Stock Index, Wilshire 5000 Index, the Dow Jones Industrial Average, CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Schabacker Investment Management, Inc., Morningstar, Inc. and other industry publications.


  Total return quotations are computed separately for each class of the Funds' shares. Because of the difference in the fees and expenses borne by a class of shares of the


                                       39                             PROSPECTUS

Funds, the return on such shares can be expected, at any given time, to differ from the return on another class of shares.



  Additional information about the performance of each Fund is contained in the Funds' SAI and the Annual Report, which may be obtained free of charge by calling the Trust at 1-800-222-8222.


                              GENERAL INFORMATION


  The Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each LifePath Fund of the Trust offers Class A, Class B (except LifePath 2000 Fund) and Institutional Class shares. Each share has one vote. Institutional Class shares are no longer offered to the public, although a limited number of such shares were outstanding as of the date of this Prospectus.


  To date, the Board of Trustees has authorized the creation of ten separate portfolios of shares, including the five Funds offered hereby. All consideration received by the Trust for shares of one of the portfolios and all assets in which such consideration is invested belong to that portfolio (subject only to the rights of creditors of the Trust) and are subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio are treated separately from those of the other portfolios. The Trust has the ability to create, from time to time, new portfolios without shareholder approval.

  Under the terms of a License Agreement between the Trust and Wells Fargo Bank, Wells Fargo Bank has granted the Trust a non-exclusive license to use the name "Stagecoach." If the License Agreement is terminated, the Trust, at the request of Wells Fargo Bank, will cease using the name "Stagecoach."

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability is entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust. As described under "Management of the Trust" in the SAI, the Trust ordinarily does not hold

PROSPECTUS                             40
shareholder meetings; however, shareholders under certain circumstances have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.


  Each LifePath Fund currently invests all of its assets in a LifePath Master Portfolio of MIP with a corresponding investment objective. Whenever a Fund, as a Master Portfolio's interestholder, is requested to vote on matters submitted to interestholders of the Master Portfolio, the Funds will hold a meeting of its shareholders to consider such matters and the Fund will cast its votes in proportion to the votes received from Fund shareholders. Each LifePath Fund will vote Master Portfolio shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding LifePath Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolios and either seek a new investment company with a substantially matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.



  Investor inquiries may be made by writing to the Trust c/o Wells Fargo Bank, N.A. -- Shareholder Services, P.O. Box 7066, San Francisco, California 94120-7066 or by calling 1-800-222-8222.



  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE FUNDS' SAI, AND IN THE TRUST'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.


                                       41                             PROSPECTUS

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

                                    APPENDIX

PORTFOLIO SECURITIES


  To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. References to the investments and investment policies and risks of the LifePath Funds, unless otherwise indicated, should be understood as references to the investments and investment policies and risks of the corresponding Master Portfolios.


  U.S. GOVERNMENT OBLIGATIONS -- U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees; others, by the right of the issuer or guarantor to borrow from the U.S. Treasury; still others by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


  FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES -- Each LifePath Fund, through its investment in money market instruments, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking


                                      A-1                            PROSPECTUS
institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in securities issued by foreign governments varies depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. Investments in such securities may be subject to withholding and other taxes imposed by foreign governments.



  BANK OBLIGATIONS -- Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.


  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.


  COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS -- Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the LifePath Funds consists only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated,


PROSPECTUS                            A-2
determined by WFNIA to be of comparable quality to those rated obligations which may be purchased by such Master Portfolio.


  REPURCHASE AGREEMENTS -- Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and place. MIP's custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund enters into repurchase agreements only with federally regulated or insured banks or primary government securities dealers reporting to the Federal Reserve Bank of New York or their affiliates, or, under certain circumstances, banks with total assets in excess of $5 billion or domestic broker/dealers with total equity capital in excess of $100 million, with respect to securities of the type in which such Fund may invest or government securities regardless of their remaining maturities, and requires that additional securities be deposited with it if the value of the securities purchased should decrease below repurchase price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Master Series of the Fund may be delayed or limited. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.



  UNREGISTERED NOTES -- Each Fund may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with such Fund's goal. No Fund invests more than 15% of the value of its net assets in Notes and in other illiquid securities.



 FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is


                                      A-3                            PROSPECTUS
adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. BGFA, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. No Fund invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.



  PARTICIPATION INTERESTS -- Each Fund may purchase from financial institutions participation interests in securities in which such Master Portfolio may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Funds, the participation interest must be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise must be collateralized by U.S. Government obligations, or, in the case of unrated participation interests, BGFA must have determined that the instrument is of comparable quality to those instruments in which such Fund may invest. Prior to a Fund's purchase of any such instrument backed by a letter of credit or guarantee of a bank, BGFA evaluates the creditworthiness of the bank, considering all factors which it deems relevant, which generally may include review of the bank's cash flow; level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the banking industry. For certain participation interests, a Fund has the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.



  MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-related securities ("MBSs"), which are securities representing interests in a pool of loans


PROSPECTUS                            A-4
secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

  GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of principal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.


  AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS -- Each LifePath Fund's assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an


                                      A-5                            PROSPECTUS
unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


  CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.


  In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


  WARRANTS -- Each LifePath Fund may invest generally up to 5% of its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.



  ILLIQUID SECURITIES -- Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations as to which a Fund cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. Disposing of


PROSPECTUS                            A-6
illiquid securities generally will involve additional costs and require additional time. However, if a substantial market of qualified institutional investors develops pursuant to Rule 144A under the 1933 Act for certain of these securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by MIP's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, MIP's Board of Trustees has directed BGFA to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that for a period of time, qualified institutional investors cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in such Fund's portfolio during such period.



  INVESTMENT COMPANY SECURITIES -- Each Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's net assets with respect to any one investment company and (iii) 10% of such Fund's net assets in the aggregate. Investments in the securities of other investment companies involve duplication of advisory fees and certain other expenses.



  RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. See "Description of the Funds -- Risk Considerations -- Fixed-Income Securities."


INVESTMENT TECHNIQUES


  STOCK INDEX OPTIONS -- Each LifePath Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of a LifePath Fund's total assets and the value of options written or purchased may not exceed 10% of the value of a LifePath Fund's total assets.


                                      A-7                            PROSPECTUS

  The effectiveness of purchasing or writing stock index options depends upon the extent to which price movements in the LifePath Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a LifePath Fund realizes a gain or loss from purchasing or writing options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.



  When a LifePath Fund writes an option on a stock index, such LifePath Fund places in a segregated account with MIP's custodian cash, U.S. Government obligations or other liquid securities in an amount at least equal to the market value of the underlying stock index and maintains the account while the option is open or otherwise covers the transaction.



  FUTURES TRANSACTIONS -- IN GENERAL -- None of the LifePath Funds will be a commodity pool. To the extent permitted by applicable regulations, each LifePath Fund is permitted to use futures as a substitute for a comparable market position in the underlying securities.


  A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are, however, subject to market risk (i.e., exposure to adverse price changes).


  Each LifePath Fund may trade futures contracts and may purchase and write options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, to the extent permitted under applicable law, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutscher Aktienindex and the Sydney Futures Exchange Limited. See "Description of the Funds -- Risk Considerations -- Foreign Futures Transactions."



  Each LifePath Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a LifePath Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating this 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, a LifePath Fund may be required to segregate cash, U.S. Government obligations or other


PROSPECTUS                            A-8
high quality money market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying commitment.


  Initially, when purchasing or selling futures contracts a LifePath Fund is required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded. Members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such LifePath Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, known as "variation margin," are made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a LifePath Fund may elect to close the position by taking an opposite position, at the then-prevailing price, thereby terminating its existing position in the contract.



  Although each LifePath Fund may purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant LifePath Fund to substantial losses. If it is not possible, or the LifePath Fund determines not to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin.


  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

                                      A-9                            PROSPECTUS

  STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES -- Each LifePath Fund may purchase and sell stock index futures contracts and options on stock index futures contracts.



  A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each LifePath Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.



  INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS -- Each LifePath Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities.



  Each LifePath Fund also may write options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or concerning the degree of correlation between price movements in the options on interest rate futures and price movements in the LifePath Funds' portfolio securities which are the subject of the transaction.



  INTEREST RATE AND INDEX SWAPS -- Each LifePath Fund may enter into interest rate and index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a LifePath Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by a LifePath Fund with another party of cash flows based upon the performance of an index or a portion of an index (usually including dividends or income). In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies.



  Each LifePath Fund usually enters into swaps on a net basis. In so doing, only the net difference of the payment obligations is exchanged between the counterparties. If a LifePath Fund enters into a swap, it maintains a segregated account in an amount equivalent to the gross value of its payment obligations unless the contract provides otherwise. If the other party to such a transaction defaults on a swap, the Funds have contractual remedies pursuant to the agreements related to the transaction. In such a case, the risk of loss consists of the net amount of payments entitled to be received under such contract.


  The use of interest rate and index swaps is a highly specialized activity which involves investment techniques different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap

PROSPECTUS                           A-10
transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the LifePath Fund is contractually entitled to receive. No LifePath Fund invests more than 15% of the value of its net assets in swaps that are illiquid, and in other illiquid securities.



  FOREIGN CURRENCY TRANSACTIONS -- Each LifePath Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation between two parties to exchange a specific currency at a set price on a future date, which must be more than two days from the date of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers.



  Each LifePath Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.



  Each LifePath Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.



  LENDING PORTFOLIO SECURITIES -- From time to time, each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed one-third of the value of the relevant Fund's total net assets. In connection with such loans, each Fund receives collateral consisting of cash, U.S. Government obligations or other high-quality debt instruments which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund can increase its income through the investment of such collateral. Each Fund continues to be entitled to receive payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans are terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund.



  FORWARD COMMITMENTS -- Each Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. A Fund makes commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A Fund will not


                                     A-11                            PROSPECTUS
accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.


  Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the relevant Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of each Fund consisting of cash, U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments is established and maintained at MIP's custodian bank. Purchasing securities on a forward commitment basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of such Fund's net assets and its net asset value per share.



  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to one-third of the value of its total net assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total net assets, such Fund will not make any investments.


PROSPECTUS                           A-12

Advised by WELLS FARGO BANK, N.A.
Sponsored/Distributed by
Stephens Inc., Member NYSE/SIPC
                                                                            LOGO
NOT FDIC INSURED

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
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LOGO                                                                                              BULK RATE
P.O. Box 7066                                                                                    U.S. POSTAGE
San Francisco, CA 94120-7066                                                                         PAID
                                                                                                DALLAS, TEXAS
                                                                                               Permit No. 1808
                                                                                              ------------------
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 STAGECOACH FUNDS:
 -------------------------------------------------------------------------
  - are NOT INSURED BY THE FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank
    nor guaranteed by the Bank
  - involve investment risk, including possible loss of                LOGO
  principal.
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

LOGO

P.O. Box 7066
San Francisco, CA 94120-7066

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 STAGECOACH FUNDS:
 ------------------------------------------------------------------------------
  - are NOT INSURED BY THE FDIC or U.S. Government
  - are NOT obligations or deposits of Wells Fargo Bank
    nor guaranteed by the Bank                                             LOGO
  - involve investment risk, including possible loss of principal.
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LOGO


Printed on Recycled Paper                                          SC0216 (2/97)